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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



               PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):   July 3, 1996



                          THE COLONIAL BANCGROUP, INC.
             (Exact name of registrant as specified in its charter)




       Delaware                     1-13508                   63-0661573
(State of Incorporation)      (Commission File No.)     (IRS Employer I.D. No.)




         One Commerce Street, Montgomery, Alabama                   36104
          (Address of Principal Executive Office)                 (Zip code)




        Registrant's telephone number, including area code: 334-240-5000
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On July 3, 1996, The Colonial BancGroup, Inc. ("BancGroup") acquired by merger Commercial Bancorp of Georgia, Inc. ("CBG") and Southern Banking Corporation ("SBC") with its subsidiary bank. In these acquisitions, BancGroup issued an aggregate of 2,582,483 shares of BancGroup's Common Stock. On July 8, 1996, BancGroup acquired by merger with its subsidiary bank Dothan Federal Savings Bank ("Dothan Federal") and issued 77,345 shares of BancGroup Common Stock in such merger.

         Further information regarding the terms of the acquisitions of SBC and CBG is contained in BancGroup's prospectuses dated June 3, 1996 and June 4, 1996, under the captions "THE MERGER" and "APPROVAL OF THE MERGER," respectively, and is incorporated herein by reference. The Prospectuses were filed as part of BancGroup's registration statements on Form S-4, Registration Nos. 333-01247 and 333-01345. The Dothan Federal acquisition was immaterial to BancGroup.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following information filed by BancGroup with the Commission is hereby incorporated by reference into this 8-K filing from BancGroup's Prospectus dated June 3, 1996 relating to Southern Banking Corporation (Registration Number 333-01247) (the "Southern Prospectus") and from BancGroup's Prospectus dated June 4, 1996 relating to





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Commercial Bancorp of Georgia, Inc. (Registration Number 333-01345) (the
"Commercial Prospectus"):

         (A)     FINANCIAL STATEMENTS

         (1) Southern Banking Corporation Consolidated Financial Statements as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995 contained in the Financial Statement section of the Southern Prospectus.

         (2) Southern Banking Corporation Consolidated Financial Statements as of March 31, 1996 and for the three month periods ended March 31, 1996 and 1995 contained in the Financial Statement section of the Southern Prospectus.

         (3) Commercial Bancorp of Georgia, Inc. Consolidated Financial Statements as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995 in the Financial Statement section of the Southern Prospectus.

         (4) Commercial Bancorp of Georgia, Inc. Consolidated Financial Statements as of March 31, 1996 and for the three month periods ended March 31, 1996 and 1995 in the Financial Statement section of the Southern Prospectus.

         (B)     PRO FORMA INFORMATION

         (1)     Condensed Pro Forma Statement Condition as of March 31, 1996.

                 (i) Pro Forma Adjustments.

         (2) Consensed Pro Forma Statements of Income for the three months ended March 31, 1996 and the years ended December 31, 1995, 1994 and 1993.

                 (i) Pro Forma Adjustments.

         (3)     Pro Forma Selected Financial Data.

         (C)     MANAGEMENT'S DISCUSSION AND ANALYSIS

         (1) Southern Banking Corporation's Management's Discussion and Analysis of Results of Operations and Financial Condition for the fiscal years ended December 31, 1995, 1994 and 1993 contained at pp. 67-78 of the Southern Prospectus.

         (2) Commercial Bancorp of Georgia, Inc's. Management's Discussion and Analysis of Financial Condition and Results of Operations contained at pp. 53-74 of the Commercial Prospectus.

         (D)     EXHIBITS

Exhibit No.               Description
- -----------               -----------
Exhibit 23                Consents of experts and counsel:

(A)                       Consent of Coopers & Lybrand L.L.P.

(B)                       Consent of Bricker & Melton, P.A.

(C)                       Consent of KPMG Peat Marwick LLP





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE COLONIAL BANCGROUP, INC.
                                      --------------------------------
                                               (Registrant)


Date:    July 17, 1996                /s/ W. Flake Oakley
                                      --------------------------------
                                             W. Flake Oakley
                                             Chief Financial Officer





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